UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 21, 2007

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Beazer Homes USA, Inc. (the “Company”) today filed an action in the United States District Court in Atlanta, Georgia against U.S. Bank National Association, the trustee under the indentures governing the Company’s outstanding senior notes. A copy of the complaint is attached hereto as exhibit 99.1. As previously disclosed in the Company’s August 15, 2007 Form 8-K Current Report, the Company has not yet filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 as the result of a continuing independent internal investigation by the Audit Committee of the Company’s Board of Directors. The Company is seeking, among other relief, a declaration from the court against the trustee that this filing delay does not constitute a default under the applicable indentures and that the delay will not give rise to any right of acceleration on the part of the holders of the senior notes. The Company has not received a notice of default under any of the indentures.

The Company’s Audit Committee and its independent counsel are working expeditiously to complete the internal investigation as soon as practicable. For a further explanation of the investigation and related matters, please refer to the Company’s August 15, 2007 Form 8-K Current Report.

Forward-Looking Statements

This Form 8-K Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this Form 8-K will not be achieved. These forward-looking statements can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “goal,” “target” or other similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things, the timing and final outcome of the action filed today in the United States District Court in Atlanta, Georgia against U.S. Bank National Association, the trustee under the indentures governing the Company’s outstanding senior notes; and the timing, final outcome and consequences of the pending SEC investigation, independent internal investigation and putative class action lawsuits, derivative claims and similar proceedings.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for management to predict all such factors.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Copy of the complaint in Beazer Homes USA Inc., vs. U.S. Bank National Association, filed on August 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: August 21, 2007	By:	/s/Allan P. Merrill
Allan P. Merrill
Executive Vice President and Chief Financial Officer